                                                                      Exhibit 21
                                                                      ----------

                  SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY
                  ---------------------------------------------



                    Name of Subsidiary                                 State of Jurisdiction        Percentage of Voting
                    ------------------                                    of Incorporation             Securities Owned
                                                                          ----------------             ----------------
                 B-D (Cambridge U.K.) Ltd.                                 United Kingdom                 100% (1)
               BD Holding S. de R.L. de C.V.                                   Mexico                     100% (1)
                  BD Matrex Holdings, Inc.                                    Delaware                      100%
         BD Biosciences, Systems and Reagents Inc.                           California                     100%
                        BDX INO LLC                                           Delaware                      100%
                    Becton Dickinson A/S                                      Denmark                     100% (1)
         Becton Dickinson AcuteCare Holdings, Inc.                            Delaware                      100%
              Becton Dickinson AcuteCare, Inc.                             Massachusetts                  100% (1)
    Becton Dickinson Advanced Pen Injection Systems GmbH                    Switzerland                   100% (1)
             Becton Dickinson Argentina S.R.L.                               Argentina                    100% (1)
               Becton Dickinson Asia Limited                                 Hong Kong                    100% (1)
           Becton Dickinson Asia Pacific Limited                       British Virgin Islands               100%
               Becton Dickinson Austria GmbH                                  Austria                     100% (1)
               Becton Dickinson Benelux N.V.                                  Belgium                     100% (1)
                Becton Dickinson Canada Inc.                                   Canada                     100% (1)
               Becton Dickinson Caribe, Ltd.                               Cayman Islands                 100% (1)
    Becton Dickinson Catheter Systems Singapore Pte Ltd.                     Singapore                    100% (1)
       Becton Dickinson Cellular Imaging Systems B.V.                       Netherlands                   100% (1)
              Becton Dickinson Colombia Ltda.                                 Colombia                    100% (1)
      Becton Dickinson Critical Care Systems Pte Ltd.                        Singapore                    100% (1)
              Becton Dickinson Czechia s.r.o.                              Czech Republic                 100% (1)
             Becton Dickinson del Uruguay S.A.                                Uruguay                     100% (1)
         Becton Dickinson Distribution Center N.V.                            Belgium                     100% (1)
             Becton Dickinson East Africa Ltd.                                 Kenya                      100% (1)
         Becton Dickinson Foreign Sales Corporation                           Barbados                    100% (1)
              Becton Dickinson Guatemala S.A.                                Guatemala                    100% (1)
                Becton Dickinson Hellas S.A.                                   Greece                     100% (1)
               Becton Dickinson Holdings GmbH                                 Germany                     100% (1)
               Becton Dickinson Hungary Kft.                                  Hungary                     100% (1)
           Becton Dickinson India Private Limited                              India                      100% (1)
            Becton Dickinson Infusion Therapy AB                               Sweden                     100% (1)
           Becton Dickinson Infusion Therapy B.V.                           Netherlands                   100% (1)
           Becton Dickinson Infusion Therapy GmbH                             Germany                     100% (1)
       Becton Dickinson Infusion Therapy Holdings AB                           Sweden                     100% (1)
      Becton Dickinson Infusion Therapy Holdings Inc.                         Delaware                      100%
Becton Dickinson Infusion Therapy Systems Inc., S.A. de C.V.                   Mexico                     100% (1)
            Becton Dickinson Infusion Therapy UK                           United Kingdom                 100% (1)
       Becton Dickinson Infusion Therapy Systems Inc.                         Delaware                      100%
   Becton Dickinson Infusion Therapy Holdings UK Limited                   United Kingdom                 100% (1)
           Becton Dickinson Insulin Syringe, Ltd.                          Cayman Islands                 100% (1)
      Becton Dickinson Ithalat Ihracat Limited Sirketi                         Turkey                     100% (1)
            Becton Dickinson Korea Holding, Inc.                              Delaware                      100%
              Becton Dickinson Malaysia, Inc.                                  Oregon                       100%
            Becton Dickinson (Mauritius) Limited                             Mauritius                      100%
           Becton Dickinson Medical (S) Pte Ltd.                             Singapore                    100% (1)
     Becton Dickinson Medical Devices Co. Ltd., Suzhou                         P.R.C.                        99%
        Becton Dickinson Medical Products Pte. Ltd.                          Singapore                      100%
                   Becton Dickinson Ltd.                                    New Zealand                   100% (1)
                   Becton Dickinson O.Y.                                      Finland                     100% (1)
          Becton Dickinson Overseas Services Ltd.                              Nevada                       100%
                Becton Dickinson Pen Limited                                  Ireland                     100% (1)
               Becton Dickinson Penel Limited                              Cayman Islands                 100% (1)
             Becton Dickinson Philippines, Inc.                             Philippines                   100% (1)
          Becton Dickinson Polska Ltd. Sp. z.o.o.                              Poland                     100% (1)
                 Becton Dickinson Pty. Ltd.                                  Australia                    100% (1)
                Becton Dickinson (Pty) Ltd.                                 South Africa                   100% (1)
                 Becton Dickinson Sdn. Bhd.                                   Malaysia                    100% (1)
            Becton Dickinson Service (Pvt.) Ltd.                              Pakistan                      100%
          Becton Dickinson Sample Collection GmbH                           Switzerland                   100% (1)
            Becton Dickinson (Thailand) Limited                               Thailand                    100% (1)
              Becton Dickinson Venezuela, C.A.                               Venezuela                    100% (1)
                Becton Dickinson Venture LLC                                  Delaware                      100%
                      BD Ventures LLC                                        New Jersey                     100%
              Becton Dickinson Worldwide, Inc.                                Delaware                      100%
                   Becton Dickinson, S.A.                                      Spain                      100% (1)
             Becton Dickinson (Royston) Limited                            United Kingdom                 100% (1)
                   Becton, Dickinson A.G.                                   Switzerland                   100% (1)
                Becton, Dickinson Aktiebolag                                   Sweden                     100% (1)
            Becton, Dickinson and Company, Ltd.                               Ireland                     100% (1)
                   Becton, Dickinson B.V.                                   Netherlands                   100% (1)
         Becton, Dickinson de Mexico, S.A. de C.V.                             Mexico                     100% (1)
                Becton Dickinson France S.A.                                   France                     100% (1)
                   Becton Dickinson GmbH                                      Germany                     100% (1)
       Becton, Dickinson Industrias Cirurgicas, Ltda.                          Brazil                     100% (1)
              Becton, Dickinson Italia S.p.A.                                  Italy                      100% (1)
                 B-D U.K. Holdings Limited                                 United Kingdom                 100% (1)


               Becton Dickinson U.K. Limited                               United Kingdom                 100% (1)
                        Bedins Ltd.                                           Bermuda                     100% (1)
              Bedins Vermont Indemnity Company                                Vermont                       100%
                         Benex Ltd.                                           Ireland                     100% (1)
                   Boin Medica Co., Ltd.                                       Korea                      100% (1)
                Clontech Laboratories, Inc.                                   Delaware                      100%
              Clontech Laboratories UK Limited                             United Kingdom                 100% (1)
                Critical Device Corporation                                  California                     100%
                        D.L.D., Ltd.                                          Bermuda                     100% (1)
                        Dantor S.A.                                           Uruguay                     100% (1)
                  Difco Laboratories GmbH                                     Germany                     100% (1)
              Difco Laboratories Incorporated                                 Michigan                      100%
                 Difco Laboratories Limited                                United Kingdom                 100% (1)
                  Discovery Labware, Inc.                                     Delaware                      100%
               Distribuidora BD, S.A. de C.V.                                  Mexico                     100% (1)
                      EPV S.A. de C.V.                                         Mexico                     100% (1)
             Franklin Lakes Enterprises, L.L.C.                              New Jersey                     100%
              Healthcare Holdings in Sweden AB                                 Sweden                     100% (1)
                      IBD Holdings LLC                                        Delaware                     50%(1)
                Johnston Laboratories, Inc.                                   Maryland                      100%
        Life Science Support & Service Company, Ltd.                           Japan                      100% (1)
               Luther Medical Products, Inc.                                 California                   100% (1)
               Staged Diabetes Management LLC                                New Jersey                    50% (1)
               Matrex Salud, de R.L. de C.V.                                   Mexico                      50% (1)
                   Med-Safe Systems, Inc.                                    California                     100%
           Nippon Becton Dickinson Company, Ltd.                               Japan                      100% (1)
                         PharMingen                                          California                     100%
                    Phase Medical, Inc.                                      California                   100% (1)
                      PreAnalytiX GmbH                                      Switzerland                    50% (1)
             Promedicor de Mexico, S.A. de C.V.                                Mexico                     100% (1)
                       Saf-T-Med Inc.                                         Delaware                      100%
               Tru-Fit Marketing Corporation                               Massachusetts                    100%
                      Visitec Limited                                      United Kingdom                 100% (1)




(1) owned by a wholly-owned subsidiary of Becton, Dickinson and Company